UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2024

Markforged Holding Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

001-39453	92-3037714
(Commission File Number)	(I.R.S. Employer Identification No.)

60 Tower Road Waltham, MA	02451
(Address of Principal Executive Offices)	(Zip Code)

(866) 496-1805

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol:	Name of Each Exchange on Which Registered:
Common Stock, $0.0001 par value per share	MKFG	New York Stock Exchange
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock, $0.0001 par value	MKFG.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

On July 26, 2024, Markforged Holding Corporation, through its wholly-owned subsidiary, MarkForged, Inc. (the “Company”), entered into a Lease Termination Agreement (the “Termination Agreement”), effective as of July 24, 2024 (the “Effective Date”), with GRE Riverworks, LLC, a Delaware limited liability company (the “Landlord”), in connection with the termination of the Office Lease, dated July 29, 2020, by and between the Company, as tenant, and the Landlord (the “Lease Agreement”), for certain premises in the building known as Riverworks Innovation Center and located at 480 Pleasant Street, Watertown, Massachusetts 02472 (the “Premises”) and consisting of 36,291 square feet of office space. The Lease Agreement was originally expected to expire on July 31, 2028. Pursuant to the Termination Agreement, the Company and the Landlord agreed to terminate the Lease Agreement, effective as of August 31, 2024 (the “Early Termination Date”), subject to the terms and conditions therein. The Termination Agreement provides that the Company will surrender the Premises on or prior to the Early Termination Date and will have no further rent obligations after the Early Termination Date.

As consideration for the Landlord’s agreement to terminate the Lease Agreement as of the Early Termination Date, the Company agreed to pay the Landlord, as an additional fee (the “Termination Fee”), funds in the amount of $2,750,000.

The Landlord holds a Letter of Credit in the amount of $625,415 per the terms and conditions of the Lease Agreement and will initiate the return of the Letter of Credit to the Company by September 30, 2024 pursuant to the terms of the Termination Agreement.

The foregoing description of the Termination Agreement is not complete and is qualified in its entirety by reference to the full text of the Termination Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Termination Agreement, dated July 24, 2024, by and between Markforged, Inc. and GRE Riverworks, LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKFORGED HOLDING CORPORATION

Date: July 30, 2024	By:	/s/ Stephen Karp
Stephen Karp
General Counsel and Secretary